BISHOP STREET FUNDS
Strategic Growth Fund
Large Cap Core Equity Fund
High Grade Income Fund
Hawaii Municipal Bond Fund
Government Money Market Fund
(Formerly, the Money Market Fund)
(the “Funds”)
Supplement dated December 2, 2009
to the
Class A and Class I Shares Prospectuses dated April 30, 2009
This supplement provides new and additional information beyond that contained in the prospectuses and should be read in conjunction with the prospectuses.
Minimum Purchases & Automatic Investment Plans
The following sentence is added to the end of the first paragraph under the heading “Minimum Purchases & Automatic Investment Plans” on page 10 of the Class A Prospectus and on page 19 of the Class I Prospectus:
A Fund may accept investments of smaller amounts in its sole discretion.
Shareholder Servicing Arrangements
The following sentence is deleted from the last paragraph under the heading “Shareholder Servicing Arrangements” on page 16 of the Class A Prospectus and on page 23 of the Class I Prospectus:
The Funds do not pay these service fees on shares purchased directly.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
BSF-SK-007-0100